                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        Paul A. Allaire




Dated: December 3, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        Duane L. Burnham




Dated: December 12, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        Charles W. Coker




Dated: December 2, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        Willie D. Davis




Dated: December 12, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        Allen F. Jacobson




Dated: December 5, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        James L. Ketelsen




Dated: December 12, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        Hans B. van Liemt




Dated: December 1, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        Joan D. Manley




Dated: December 12, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        Newton N. Minow




Dated: December 2, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        Sir Arvi Parbo A.C.




Dated: December 3, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        Rozanne L. Ridgway




Dated: December 2, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        -----------------------------------
                                        Richard L. Thomas




Dated: December 3, 1996

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 750,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                        -----------------------------------
                                        Frans H.J.J. Andriessen




Dated: December 4, 1996